                          CERTIFICATE OF INCORPORATION

                                       OF

                            FANNY MAY HOLDINGS, INC.


          The undersigned, for the purpose of organizing a corporation pursuant to the provisions of the General Corporation Law of the State of Delaware, does make and file this Certificate of Incorporation and does hereby certify as follows:

          FIRST: NAME. The name of the corporation is FANNY MAY HOLDINGS, INC. (hereinafter referred to as the "Corporation").

          SECOND: REGISTERED OFFICE. The registered office of the Corporation is to be located in the City of Wilmington, County of New Castle, in the State of Delaware. The name of its registered agent is the Corporation Service Company, whose address is 1013 Centre Road, Wilmington, Delaware 19805.

          THIRD: PURPOSES. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH: CAPITAL STOCK. The total number of shares of stock which the Corporation shall have authority to issue is thirty-five hundred (3,500) shares, of which one thousand (1,000) shares shall be Common Stock of the par value of one cent ($.01) per share (hereinafter called "Common Stock") and twenty-five hundred (2,500) shares shall be Preferred Stock without par value (hereinafter called "Preferred Stock").

               A. PROVISIONS RELATING TO PREFERRED STOCK. Shares of Preferred Stock may be issued from time to time in series, and the Board of Directors of the Corporation is hereby authorized, subject to the limitations provided by law, to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of each series and the variations and the relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series. The authority of the Board of Directors of the Corporation with respect to each series shall include, but shall not be limited to, the authority to determine the following:

                    (i)  The designation of such series.

                    (ii) The number of shares initially constituting such series.

                    (iii) The increase, and the decrease to a number not less than the number of the outstanding shares of such series, of the number of shares constituting such series theretofore fixed.

                    (iv) The rate or rates, and the conditions upon and the times at which dividends on the shares of such series shall be paid, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of stock of the Corporation, and whether or not such dividends shall be cumulative, and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate.

                    (v) Whether or not the shares of such series shall be redeemable, and, if such shares shall be redeemable, the terms and conditions of such redemption, including, but not limited to, the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates.

                    (vi) The rights to which the holders of the shares of such series shall be entitled upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation, which rights may be different in the case of a voluntary liquidation, dissolution or winding up than in the case of such an involuntary event.

                    (vii) Whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if such shares shall have such voting rights, the terms and conditions thereof, including, but not limited to, the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series of Preferred Stock and the right to have more than one vote per share.

                    (viii) Whether or not a sinking fund or a purchase fund shall be provided for the redemption or purchase of the shares of such series, and, if such a sinking fund or purchase fund shall be provided, the terms and conditions thereof.

                    (ix) Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, and, if provision be made for conversion or exchange, the terms and conditions of conversion or exchange, including, but not limited to, any provision for the adjustment of the conversion or exchange rate or the conversion or exchange price.

                    (x)  Any other relative rights, preferences and limitations.

               B.   PROVISIONS RELATING TO COMMON STORK.

                    (i) Subject to the preferential dividend rights applicable to shares of the Preferred Stock, as determined by the Board of Directors of the Corporation pursuant to the provisions of part A of this Article FOURTH, the holders of shares of the Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors of the Corporation.

                    (ii) Subject to the preferential liquidation rights and except as determined by the Board of Directors of the Corporation pursuant to the provisions of part A of this Article FOURTH, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, the holders of shares of the Common Stock shall be entitled to receive all of the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of the Common Stock held by them,

                    (iii) Except as otherwise determined by the Board of Directors of the Corporation pursuant to the provisions of part A of this Article FOURTH, the holders of shares of the Common Stock shall be entitled to vote on all matters at all meetings of the stockholders of the Corporation, and shall be entitled to one vote for each share of the Common Stock entitled to vote at such meeting, voting together with the holders of the Preferred Stock who are entitled to vote, and not as a separate class.

          FIFTH: INCORPORATOR. The name and mailing address of the incorporator is:

               Name                     Mailing Address
               ----                     ---------------

               Herbert B. Max           c/o Spengler Carlson Gubar
                                            Brodsky & Frischling
                                        520 Madison Avenue
                                        New York, NY 10022

          SIXTH: COMPROMISE. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner, as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

          SEVENTH: BOARD OF DIRECTORS AND BY-LAWS. All corporate powers shall be exercised by the Board of Directors, except as otherwise provided by statute or by this Certificate of Incorporation, or any amendment thereof, or by the By-Laws. Directors need not be elected by written ballot. The By-Laws may be adopted, amended or repealed by the Board of Directors of the Corporation, except as otherwise provided by law, but any by-law made by the Board of Directors is subject to amendment or repeal by the stockholders of the Corporation.

          EIGHTH: LIMITED LIABILITY. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

          Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          NINTH: INDEMNIFICATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or complete action, suit or proceeding, whether civil, criminal, administrative or investigative, or by or in the right of the Corporation to procure judgment in its favor, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, in accordance with and to the full extent permitted by statute. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this section. The indemnification provided by this section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these Articles or any agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinbefore named, hereby declare and certify that the facts herein stated are true, and accordingly have hereunto set my hand this 13th day of August, 1991.

                                        /s/ Herbert B. Max
                                        ----------------------------------------
                                        Herbert B. Max, Incorporator


6743c

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            FANNY MAY HOLDINGS, INC.

                         (PURSUANT TO SECTION 241 OF THE
                      GENERAL CORPORATION LAW OF DELAWARE)

                                     * * * *

          FANNY MAY HOLDINGS, INC., a corporation organized and existing under any by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

          FIRST: That the Corporation has not received any payment for any of its stock and that the Sole Incorporator of the Corporation, pursuant to Section 241(b) of the General Corporation Law of the state of Delaware, duly adopted resolutions setting forth the following amendments to the Certificate of Incorporation of the Corporation.

               RESOLVED: that the Certificate of Incorporation of the Corporation be, and it hereby is, amended by deleting in its entirety the present Article First and substituting in lieu thereof the following new Article First:

                    "FIRST: NAME. The name of the Corporation is FANNIE MAY
               HOLDINGS, INC. (hereinafter referred to as the "Corporation")."

                    SECOND: That said amendment was duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREFOF, said FANNY MAY HOLDINGS, INC. has caused this certificate to be signed by Herbert B. Max, its Sole Incorporator, this 22nd day of August, 1991.

                                        FANNY MAY HOLDINGS, INC.


                                        By: /s/ Herbert B. Max
                                        ----------------------------------------
                                                       Herbert B. Max
                                                       Sole Incorporator


6843c

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            FANNIE MAY HOLDINGS, INC.


          FANNIE MAY HOLDINGS, INC., a Delaware Corporation (the "Corporation"), does hereby certify as follows;

          FIRST: The name of the Corporation is Fannie Fay Holdings, Inc.

          SECOND: The Certificate of Incorporation of the Corporation is hereby amended by deleting ARTICLE FOURTH thereof and substituting in lieu thereof the following:

          FOURTH: CAPITAL STOCK. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 8,000 shares of capital stock, consisting of (a) 2,500 shares of Preferred Stock, without par value ("Preferred Stock"), (b) 2,000 shares of Class A Common Stock, $.01 par value per share ("Class A Common Stock"), (c) 2,000 shares of Class B Common stock, $.01 par value per share ("Class B Common Stock"),
     (d) 1,000 shares of Class C Common Stock, $.01 par value per share (Class C Common Stock") and (e) 1,000 shares of Class D Common Stock $.01 par value per share ("Class D Common Stock") (the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock are referred to herein collectively as the "Common Stock").

     I.   PROVISIONS RELATING TO PREFERRED STOCK.

          Shares of Preferred Stock may be issued from time to time in series, and the Board of Directors of the Corporation is hereby authorized, subject to the limitations provided by law, to establish and designate one or more series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of each series and the variations and the relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series. The authority of the Board of Directors of the Corporation with respect to each series shall include, but shall not be limited to, the authority to determine the following:

               (i)  The designation of such series.

               (ii) The number of shares initially constituting such series.

               (iii) The increase, and the decrease to a number not less than the number of the outstanding shares of such series, of the number of shares constituting such series theretofore fixed.

               (iv) The rate or rates, and the conditions upon and the times at which dividends on the shares of such series shall be paid, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of stock of the Corporation, and whether or not such dividends shall be cumulative, and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate.

               (v) Whether or not the shares of such series shall be redeemable, and, if such shares shall be redeemable, the terms and conditions of such redemption, including, but not limited to, the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates.

               (vi) The rights to which the holders of the shares of such series shall be entitled upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation, which rights may be different in the case of a voluntary liquidation, dissolution or winding up than in the case of such an involuntary event.

               (vii) Whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if such shares shall have such voting rights, the terms and conditions thereof, including, but not limited to, the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series of Preferred Stock and the right to have more than one vote per share.

               (viii) Whether or not a sinking fund or a purchase fund shall be provided for the redemption or purchase of the shares of such series, and, if such a sinking fund or purchase fund shall be provided, the terms and conditions thereof.

               (ix) Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, and, if provision be made for conversion or exchange, the terms and conditions of conversion or exchange, including, but not limited to, any provision for the adjustment of the conversion or exchange rate or the conversion or exchange price.

               (x)  Any other relative rights, preferences and limitations.

II.  PROVISIONS RELATING TO COMMON STOCK.

          A. DIVIDENDS. All shares of Common Stock of the Corporation shall be of equal rank and shall be identical, except as hereinafter specifically set forth. No dividend or other distribution shall be paid upon, or declared or set apart for any share of any class of Common Stock of the Corporation for any dividend period unless at the same time a dividend or distribution for the same period shall be paid upon, or declared and set apart for, all shares of each other class of Common Stock then issued and outstanding, in the same amount with respect to each issued and outstanding share of Common Stock, as though all shares of Common Stock were of a single class, except that the Corporation may at any time concurrently declare and pay an equal dividend, on a shares for share basis, in each respective class of Common Stock in shares of such class of Common Stock.

          B. DISTRIBUTION UPON LIQUIDATION. In the event of a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of each class of Common Stock shall be entitled to share in the distribution of any remaining assets available for distribution to the holders of Common Stock ratably in proportion to the number of shares of all classes of Common Stock then issued and outstanding as though all such shares were of a single class.

          C. CORPORATE EVENT. There shall be no increase, decrease or other alteration of the issued and outstanding shares of any class of Common Stock of the Corporation by or as a result of any stock split, stock dividend, combination of shares, recapitalization, reclassification, merger, consolidation, sale of all or substantially all assets of the Corporation, reorganization, liquidation, dissolution or other similar corporate transaction ("Corporate Event") unless at the same time the shares of the other class or classes of Common Stock then issued and outstanding are also increased, decreased or otherwise altered, as the case may be, in the same manner and to the same extent. Without limiting the generality of the foregoing, the number of shares of each class of Common Stock issued and outstanding immediately following any such Corporate Event shall bear the same ratio to the number of shares of that class of Common Stock issued and outstanding immediately prior to such Corporate Event as the number of shares of each other class of Common Stock issued and outstanding immediately following such Corporate Event shall bear to the number of shares of that class of Common Stock issued and outstanding immediately prior to such Corporate Event.

          D.   VOTING RIGHTS.

          1. The holders of Class A Common Stock shall be entitled to one vote per share in voting or consenting on the election of directors and for all other corporate purposes to the extent authorized by law.

          2. The holders of Class B Common Stock shall not be entitled to vote at any meeting of stockholders or to express consent or dissent to any corporate action taken without a meeting (including, without limitation, any election or removal of the directors of the Corporation) except to the extent required by Delaware law and the Class B Common Stock shall not be included in determining the number of shares voting or consenting or entitled to vote or consent on such matters except to the extent required by Delaware law.

          Nothing in this Article Fourth shall be construed to impair or limit the right of any member of the Purchaser Group (as hereinafter defined) to give or withhold any required consent with respect to any corporation action or matter pursuant to the terms of any stockholders agreement or other agreement among the Corporation and all or any of the stockholders thereof or among all or any of such stockholders.

          3. The holders of shares of Class C Common Stock shall be entitled to one vote per share in voting or consenting on the election of directors and for all other purposes with respect to which the holders of shares of Class A Common Stock are entitled to vote or consent. In addition, the holders of shares of Class C Common Stock shall be entitled to vote for and elect, as a class, one Class C director, who shall have 51% of the total voting power of the Board of Directors of the Corporation, provided that during any period in which either (a) as provided in Section 1.6 of the Certificate of Designations of the Senior Preferred Stock, a director elected by the holders of Senior Preferred Stock and having 51% of the total voting power of the Board of Directors shall have been elected and the right of the holders of Senior Preferred Stock to elect such director shall be continuing or (b) as provided in Paragraph 4 of this Subdivision D, a Triggering Event has occurred and is continuing resulting in the director elected by the holders of Class D Common Stock having 51% of the total voting power of the Board of Directors, the vote of the director elected by the Class C Common Stock shall not constitute the vote of 51% of the directors but such Class C director shall have one vote on all matters to come before the Board of Directors of the Corporation. At any time that the conditions described in clauses (a) and (b) of this Paragraph 3 shall no longer exist, the director elected by the holders of Class C Common Stock shall again have 51% of the voting power of the Board of Directors of the Corporation. The right of the holders of Class C Common Stock to elect or remove a member of the Board of Directors as provided in this Paragraph 3 may be exercised by Class C Common Stock at a meeting of such holders called by the holders of at least ten percent of the outstanding Class C Common Stock upon the minimum notice required by law for special meetings of stockholders or by written consent of the holders of Class C Common Stock in the manner provided under the Delaware General Corporation Law.

          4. The holders of shares of Class D Common Stock shall be entitled to one vote per share in voting or consenting on the election of directors and for all other purposes with respect to which the holders of shares of Class A Common Stock are entitled to vote or consent. In addition, upon the occurrence and during the continuance of a Triggering Event, the number of directors constituting the whole Board of Directors shall be increased by one and the holders of Class D Common Stock shall be entitled to vote for and elect as a class one director who shall have 51% of the voting power of the Board of Directors of the Corporation, provided that (i) at such time as no Triggering Event shall be continuing, or (ii) during any period in which, as provided for in Section 1.6 of the Certificate of Designations of the Senior Preferred Stock, a director elected by the holders of Senior Preferred Stock and having 51% of the total voting power of the Board of Directors shall have been elected and the right of the holders of Senior Preferred Stock to elect such director shall be continuing, the vote of the director elected by the Class D Common Stock shall not constitute the vote of 51% of the directors but such director shall have one vote on all matters to come before the Board of Directors of the

     Corporation. At any time that a Triggering Event shall no longer exist, the Board of Directors shall automatically be reduced by one director and the term of the director elected by the holders of Class D Common Stock shall terminate. The right of the holders of Class D Common Stock to elect or remove a member of the Board of Directors may be exercised by holders of Class D Common Stock at a meeting of such holders called by any one of them upon the minimum notice required by law for special meetings of stockholders or by written consent of the Class D Stockholders in the manner provided under the Delaware General Corporation Law.

          5. Notwithstanding any provision of this Subdivision D, without the affirmative vote or prior written consent of the holders of a majority of the outstanding shares of each of Class B, Class C and Class D Common Stock, voting or consenting as a separate class, the Corporation shall not
     (i) merge with or into, or consolidate with, any other corporation if, under the terms pursuant to which such merger or consolidation is to be effected, (ii) the holders of such class of Common Stock would receive consideration in exchange for each share of such stock outstanding immediately prior to such merger or consolidation that is less in amount than, or different in form from, the consideration to be received in connection with such merger or consolidation by the holders of any other class of Common Stock in exchange for each share of such stock outstanding immediately prior to such merger or consolidation (provided that non-voting securities rather than voting securities may be issued to holders of Class B Common Stock without entitling such holders to the class vote provided for in Subdivision (D)(5) herein) or (x) the holders of such class of Common stock would receive any consideration (whether in the form of cash, property or securities) in exchange for the shares of such class of Common Stock held by them immediately prior to such merger or consolidation and any holder of any other class of Common Stock would retain the shares of such stock held by it immediately prior to such merger or consolidation,
     (ii) effectuate any amendment to, or modification or waiver of, any provision of the Certificate of Incorporation of the Corporation, as amended, that alters or changes adversely the powers, preferences or rights of the shares of such class of Common Stock (including, without limitation, any provision of this subdivision D or of paragraph 4 of Subdivision E of this Part II), or (iii) effectuate any amendment to, or modification or waiver of, any provision of the By-Laws of the Corporation that has any such effect.

          E.   CONVERSION RIGHTS.

          1. Immediately upon the transfer of any shares of Class B Common Stock to any Person other than an Affiliate of the holder of such shares, such shares shall, without any action on the part of the holder thereof, be converted into the same number of shares of Class A Common Stock as the number of shares of Class B Common Stock so being transferred. Upon the surrender of any certificates which prior to the transfer thereof represented shares of Class B Common Stock for registration of transfer,
     (a) the Corporation shall issue one or more new certificates, in such denomination or denominations as may be requested, for the same aggregate number of shares of Class A Common Stock represented by the certificates so surrendered, and registered as the holder thereof may request and (b) the rights of the holder of such shares of Class B Common Stock shall cease with respect to the number of shares so transferred and the

     Person or Persons in whose name or names the certificates for shares of Class A Common Stock are to be issued upon such transfer shall be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby. Notwithstanding the foregoing, any holder of Class B Common Stock or the transferee of such holder may waive, in a writing delivered to the Corporation at the time of any transfer of shares to any Person other than an Affiliate of such holder, the requirement that such shares of Class B Common Stock be converted into shares of Class A Common Stock pursuant to this paragraph 1 and may retain such shares as Class B Common Stock. For purposes of this paragraph 1, the transfer of shares of Class B Common Stock shall not be determined to occur until the transfer is registered on the stock transfer books of the Corporation.

          2. Upon the sale of shares of Class B, Class C or Class D Common Stock pursuant to an effective registration statement filed under section 5 the Securities Act of 1933, as amended (the "Securities Act"), each share of Class B, Class C or Class D Common Stock sold pursuant to such registration statement shall, without any action on the part of the holder thereof, be converted into a share of Class A Common Stock. Upon the surrender of any certificate or certificates which prior to the registered sale thereof represented shares of Class B, Class C or Class D Common Stock, (a) the Corporation shall issue one or more new certificates, in such determinations as may be requested, for the same aggregate number of shares of Class A Common Stock represented by the certificate or certificates so surrendered, and registered as the purchaser of such shares may request and (b) the rights of the holder of such shares of Class B, Class C or Class D Common Stock shall cease with respect to the number of shares so sold and the Person or Persons in whose name or names the certificates for shares of Class A Common Stock are to be issued upon such sale shall be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby.

          3. Immediately upon the transfer or issue of any shares of Class A Common Stock to any Person who is a holder of Class B Common Stock, such shares of Class A Common Stock shall, without any action on the part of the holder thereof, be converted into the same number of shares of Class B Common Stock as the number of shares of Class A Common Stock so being transferred. Upon the surrender of any certificates, for registration of transfer, which prior to the transfer thereof represented shares of Class A Common Stock, (a) the Corporation shall issue one or more new certificates, in such denomination or denominations as may be requested, for the same aggregate number of shares of Class B Common Stock represented by the certificate or certificates so surrendered, and registered as the purchaser of such shares may request and (b) the rights of the holder of such shares of Class A Common Stock shall cease with respect to the number of shares so sold and the Person or Persons in whose name or names the certificates for shares of Class B Common Stock are to be issued upon such sale shall be deemed to have become the holder or holders of record of the shares of Class B Common Stock represented thereby.

          4. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, or its treasury shares, solely for the purpose of issue upon the conversion of the Class B, Class C or Class D Common

     Stock as provided in this Subdivision E, such number of shares of Class A Common Stock as are then issuable upon the conversion of all outstanding shares of Class B, Class C or Class D Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class B Common Stock, or its treasury shares, solely for the purpose of issue upon the conversion of the Class A Common Stock as provided in this subdivision E, such number of shares of Class B Common Stock as are then issuable upon the conversion of all outstanding shares of Class A Common Stock. The Corporation covenants that all shares of Class A Common Stock and Class B Common Stock which are issuable upon conversion shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Class A Common Stock and Class B Common Stock may be so issued without violation of any law or any regulation, rule or other requirement of any governmental authority applicable to the corporation or any requirement of any domestic securities exchange upon which shares of Class A Common Stock or Class B Common Stock may be listed. The Corporation shall not take any action which would affect the number of shares of Class A Common Stock or Class B Common Stock outstanding or issuable for any purposes unless immediately following such action the Corporation would have authorized but unissued shares of Class A Common Stock and Class B Common Stock, or treasury shares, not then reserved or required to be reserved for any purpose other than the purpose of issue upon conversion of Class A Common Stock or Class A Common Stock, as the case may be, sufficient to meet the reservation requirements of the first two sentences of this paragraph 4.

          5. If any shares of Class A Common Stock or Class B Common Stock required to be reserved for purposes of conversion hereunder require, before such shares may be issued upon conversion, registration with or approval of any governmental authority under any federal or state law (other than any registration under the Securities Act or any state securities law required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, the Corporation shall, at its expense and as promptly as possible, use its best efforts to cause such shares to be duly registered or approved or listed, as the case may be.

          6. The issue of certificates for shares of Class A Common Stock upon conversion of shares of Class B, Class C or Class D Common Stock and certificates for shares of Class B Common Stock upon conversion of shares of Class A Common Stock shall be made without charge to the holders of such shares for any issue tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issue of shares of Class A Common Stock or Class B Common Stock, as the case may be; PROVIDED that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the holder of the Class B, Class C or Class D Common Stock converted or the holder of the Class A Common Stock converted, as the case may be.

          7. Any holder of Class A Common Stock Which is also a holder of Class B Common Stock shall be entitled at any time and from time to time to convert any shares of Class A Common Stock held by it into an equal number of shares of Class B Common Stock upon the surrender of the certificate or certificates representing the shares of Class A Common Stock to be converted at the principal office of the Corporation, together with written notice by such holder stating that such holder desires to convert the shares of Class A Common Stock represented by such certificate or certificates into shares of Class B Common Stock. Promptly after such surrender and receipt of such written notice, the Corporation will issue and deliver in accordance with such instructions the certificate or certificates for the shares of Class B Common Stock issuable upon such conversion. In case less than all the shares represented by any such certificate are to be converted, a new certificate shall be issued to such holder representing the shares not to be converted, without cost to such holder.

          F.   PERMITTED REDEMPTIONS.

          Notwithstanding any provisions of this Part II of Article Fourth, the Corporation shall be permitted to redeem shares of Common Stock at such time and for such consideration as is set forth in the securities Purchase Agreement.

          G.   DEFINITIONS.

          An used in this Part II of Article Fourth, the following terms shall have the following respective meanings:

          "AFFILIATE" means a Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with another Person and shall include any portfolio or investment fund of which such other Person is the sole investment advisor. The term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "PURCHASER GROUP" means collectively Jackson National Life Insurance Company and its successors and assigns.

          "PERSON" means any individual, firm, corporation, business enterprise, trust, association, joint venture, partnership, any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or arbitrator or other entity, whether acting in an individual, fiduciary or other capacity.

          "SECURITIES PURCHASE AGREEMENT" shall mean the Securities Purchase Agreement among the Corporation, FMCAN Acquisition Corp, and the purchasers of securities thereunder, pursuant to which Class A Common Stock, Class B Common Stock, Class D Common Stock and certain other securities are issued, as from time to time amended.

          "TRIGGERING EVENT" shall mean a Triggering Event as defined in the Securities Purchase Agreement, unless waived.

          THIRD: The Corporation bas not received any payment for any of its stock. This amendment to the Certificate of Incorporation of the Corporation has been duly adopted in accordance with Section 241 of the General Corporation Law of Delaware.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the 28th day of October, 1991.


                                        FANNIE MAY HOLDINGS, INC.


                                        By: /s/ Adam E. Max
                                            ------------------------------------
                                            Adam E. Max, Vice President


ATTEST:

/s/ Herbert B. Max
---------------------------------------
Herbert B. Max, Assistant Secretary


1498G/1-11

                            CERTIFICATE OF CORRECTION
                                     OF THE
                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            FANNIE MAY HOLDINGS, INC.

                       (PURSUANT TO SECTION 103(f) OF THE
                           GENERAL CORPORATION LAW OF
                             THE STATE OF DELAWARE)

          Fannie May Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that the Certificate of Amendment of the Certificate of Incorporation filed on October 29, 1991 (the "Certificate of Amendment") contained an inaccurate record.

          Paragraph 1 of ARTICLE SECOND of the Certificate of Amendment provided as follows: "The Certificate of Incorporation of the Corporation is hereby amended by deleting ARTICLE FOURTH thereof and substituting in lieu thereof the following:

               FOURTH: CAPITAL STOCK. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 8,000 shares of capital stock, consisting of (a) 2,500 shares of Preferred Stock, without par value ("Preferred Stock"), (b) 2,000 shares of Class A Common Stock, $.01 par value per share ("Class A Common Stock"), (c) 2,000 shares of Class B Common Stock, $.01 par value per share ("Class B Common Stock"), (d) 1,000 shares of Class C Common Stock, $.01 par value per share ("Class C Common Stock") and (e) 1,000 shares of Class D Common Stock, $.01 par value per share ("Class D Common Stock"), (the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock are referred to herein collectively as the "Common Stock")."

          Paragraph 1 of ARTICLE SECOND of the Certificate of Amendment should have read as follows: "The Certificate of Incorporation of the Corporation is hereby amended by deleting ARTICLE FOURTH thereof and substituting in lieu thereof the following:

               FOURTH: CAPITAL STOCK. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 8,500 shares of capital stock, consisting of (a) 2,500 shares of Preferred Stock, without par value ("Preferred Stock"), (b) 2,000 shares of Class A Common Stock, $.01 par value per share ("Class A Common Stock"), (c) 2,000 shares of Class B Common Stock, $.0l par value per share ("Class B Common Stock"), (d) 1,000 shares of Class C Common Stock, $.01 par value per share ("Class C Common Stock") and (e) 1,000 shares of Class D Common Stock, $.01 par value per share ("Class D Common Stock"), (the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock are referred to herein collectively as the "Common Stock")."

          IN WITNESS THEREOF, said Fannie May Holdings, Inc., has caused this Certificate to be signed by Adam E. Max, its Vice President, and attested by Herbert B. Max, its Assistant Secretary, as of this 30th day of October, 1991.


                                        FANNIE MAY HOLDINGS, INC.


                                        By: /s/ Adam E. Max
                                            ------------------------------------
                                            Adam E. Max
                                            Vice President


/s/ Herbert B. Max
----------------------------------
Herbert B. Max
Assistant Secretary


7260c

                              AMENDED AND RESTATED
                           CERTIFICATE OF DESIGNATION
                                       OF
                            5% SENIOR PREFERRED STOCK
                                       OF
                            FANNIE MAY HOLDINGS, INC.

                     Pursuant to Section 151 of the Delaware
                             General Corporation Law


          The undersigned, President and Secretary, respectively, of FANNIE MAY HOLDINGS, INC., a Delaware corporation (the "Company"), certify that pursuant to authority granted to and vested in the Board of Directors of the Company by the provisions of the Certificate of Incorporation of the Company, the Board of Directors has adopted the following resolution amending and restating the Certificate of Designation of 5% Senior Preferred Stock of the Company:

          WHEREAS, pursuant to the authority granted to and vested in the Board of Directors of the Company (hereinafter the "Board of Directors") in accordance with the provisions of the Certificate of Incorporation of the Company, the Board of Directors created a series of Preferred Stock designated as the 5% Senior Preferred Stock, no par value, of the Company (such series being hereinafter sometimes called the Senior Preferred Stock), and fixed the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions as set forth in that certain Certificate of Designation dated October 28, 1991 (the "Certificate of Designation"), and filed in the office of the Secretary of State of the State of Delaware on October 29, 1991, which Certificate of Designation became a part of the Company's Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware; and

          WHEREAS, the Company desires to amend certain provisions of the Certificate of Designation to incorporate changes to, among other things, extend the mandatory redemption date, and modify the required redemption payments, of the Senior Preferred Stock; and

          WHEREAS, pursuant to the General Corporation Law of the State of Delaware, such changes require that the Company amend its Certificate of Incorporation;

          NOW THEREFORE BE IT RESOLVED, that the Company hereby amends its Certificate of Incorporation by amending, in its entirety, its Certificate of Designation, and hereby fixes the relative rights, preferences, and limitations of the Senior Preferred Stock as follows:

     1.1  DESIGNATION AND AMOUNT

          The shares of such series shall be designated 5% Senior Preferred Stock and the number of shares constituting such series shall initially be 1,500.

     1.2  DIVIDENDS

          The holders of shares of Senior Preferred Stock shall be entitled to receive, out of the assets of the Company legally available therefor and as and when declared by the Board of Directors, dividends at the rate of $500 per share per annum, payable annually on the last business day of the month of August in each year, (each a "Dividend Payment Date") commencing August 31, 1992 to Stockholders of record as of each such date until August 31, 2000 (the "Final Dividend Date").

          At the option of the Company and except as provided below, 50% of such dividends may be paid, instead of in cash, in whole or in part, on declaration of the Board of Directors, in additional shares of Senior Preferred Stock (the "Additional Shares") on any or all Dividend Payment Dates. To the extent dividends are paid in Additional Shares, such Additional Shares shall be valued at $10,000 per share with a liquidation value of $10,000 per share and shall have dividends payable annually at the rate specified in the next preceding paragraph, subject to the option of the Company to pay such dividends to the extent of 50% of such dividends in Additional Shares in lieu of cash on any or all Dividend Payment Dates.

          Dividends shall accrue until the Final Dividend Date from the date of original issue of the Senior Preferred Stock, except that dividends on Additional Shares shall accrue from the date such Additional Shares are issued. Dividends which are not paid in full will cumulate as if dividends had been paid on the relevant Dividend Payment Date in Additional Shares and such Additional Shares will be deemed to be outstanding on each succeeding Dividend Payment Date until such accumulated annual dividends shall have been declared and paid in cash or, to the extent of 50% of such accumulated dividends, in Additional Shares. Any such declaration may be for a portion, or all, of the then accumulated dividends. To the extent that all or any part of dividends in Additional Shares would result in the issuance of a fractional Additional Share (which shall be determined with respect to the aggregate number of shares of Senior Preferred Stock held, or deemed to be held, of record by each holder) then such amount shall be paid in cash based on a value of $10,000 per share or shall be paid in fractions of Additional Shares. Notwithstanding anything herein to the contrary, no dividends shall accrue and no dividends shall cumulate subsequent to the Final Dividend Date.

          No dividend may be paid or declared and set apart for payment on any share of Senior Preferred Stock unless at the same time a ratable dividend in cash or Additional Shares is paid or set apart for payment on all shares of Senior Preferred Stock then outstanding.

     1.3  LIQUIDATION RIGHTS

          Preference on Liquidation, etc. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, before any payment or distribution of the assets of the Company (whether capital or surplus) or proceeds thereof, shall be made to or set apart for the holders of shares of any Junior Securities (as defined below), the holders of shares of Senior Preferred Stock not then redeemed shall be entitled to receive payment of $10,000 per share held by them, plus an amount equal to all accrued and unpaid dividends thereon, whether or not declared, to the date of such payment. If, upon any liquidation, dissolution or winding-up of the Company, the assets of the Company, or proceeds thereof, distributed among the holders of shares of Senior Preferred Stock shall be insufficient to pay in full the respective preferential amounts on shares of Senior Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Senior Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. After payment of the full amount of the liquidation preference to which the holders of Senior Preferred Stock are entitled, such holders will not be entitled to any further participation in any distribution of assets of the Company. For the purposes of this paragraph 1.3, none of the merger or the consolidation of the Company into or with another corporation or the merger or consolidation of any other corporation into or with the Company or the sale, transfer or other disposition of all or substantially all the assets of the Company, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Company.

     1.4  RETIREMENT OF SHARES

          Shares of Senior Preferred Stock which have been issued and have been redeemed, repurchased or reacquired in any manner by the Company shall be retired and not reissued and shall resume the status of authorized but unissued and non-designated shares of Preferred Stock of the Company.

     1.5  REDEMPTION

               (a)  [Intentionally Deleted]

               (b) Shares of Senior Preferred Stock not theretofore redeemed, subject to the applicable provisions of law, shall be redeemed by payment of cash (each a "Redemption Payment") in the amounts and on the dates (each a "Redemption Date") as specified below:

                                                                Redemption
          Redemption Date                                         Payment
          ---------------                                         -------
          January 15, 2002.............................         $3,000,000
          January 15, 2003.............................          3,000,000
          January 15, 2004.............................          3,000,000
          January 15, 2005.............................          2,000,000
          January 15, 2006.............................          2,500,000

     Any Redemption Payment not paid on or prior to the respective Redemption Date shall bear interest at 8.0% per annum until paid. Each Redemption Payment (including any prepayment made in accordance with the following sentence) shall be applied to redeem shares of Senior Preferred Stock, at the Redemption Price (as defined below) per share, on a pro rata basis, among all holders of shares of Senior Preferred Stock. The Company may at any time, at the Company's sole option, redeem shares of Senior Preferred Stock not theretofore redeemed in advance of the schedule described above by paying the Redemption Price therefor; provided, if such full redemption occurs on or prior to December 31, 2004, the total amount to be paid by the Company in redemption of all such shares of Senior Preferred Stock shall equal $13,000,000 less the aggregate redemption payments made prior to the date thereto, and if such full redemption occurs after December 31, 2004, the total amount to be paid by the Company shall equal $13,500,000 less the aggregate redemption payments made prior to the date thereto. Any payment made in advance of a Redemption Date shall be applied to the then remaining Redemption Payments in chronological order.


               The "Redemption Price" shall equal (i) either (A) if with respect to a redemption in full on or prior to December 31, 2004 of all shares of Senior Preferred Stock then outstanding, $13,000,000 less the aggregate amount of all redemption payments made prior to such date or (B) if with respect to any other redemption, $13,500,000 less the aggregate amount of all redemption payments made prior to such date, in either case, divided by
     (ii) the total number of shares of Senior Preferred Stock outstanding immediately prior to the date of such redemption.


               (c) In the event that (i) the Company shall fail to discharge its obligation to redeem all shares of Senior Preferred Stock to be redeemed pursuant to this Section 1.5 within 30 days of the designated Redemption Date, (ii) any Change of Control, as defined below, shall occur, or (iii) the Company shall violate its obligations set forth in clause (g) of this paragraph 1.5, all Redemption Payments not yet made shall immediately be due and payable to the holders of shares of Senior Preferred Stock.

               (d) As used in this paragraph 1.5, the term "Change in Control" shall mean any sale, transfer, issuance or redemption or series of sales, transfers, issuances or redemptions (or any combination thereof) of shares of the Company's Common Stock, by the holders thereof or the Company which results in any person or group of affiliated persons (other than (i) the owners of the Company's capital stock as of the date hereof and (ii) stockholders, partners, members, managers, affiliates, trustees or officers of such owners) owning more than 50% of the Common Stock of the Company.

               (e) The Company shall cause to be mailed to each of the holders of shares of Senior Preferred Stock to be redeemed, at their last addresses as they shall appear upon the Preferred Stock Register, at least 15 days and not more than 90 days prior to each redemption date, a notice stating the terms of such redemption. Except as otherwise required by applicable law, the failure to give any such notice, or any defect therein, shall not affect the validity of such a redemption.

               (f)  On or after each redemption date (including each Redemption
     Date), the holders of shares of Senior Preferred Stock which have been redeemed shall surrender their certificates representing such shares to the Company at its principal place of business or as otherwise notified, and thereupon the redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. From and after each redemption date (including each Redemption Date), all rights of the holders of such redeemed shares of Senior Preferred Stock, except the right to receive the redemption price without interest upon surrender of their certificate or certificates, shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

               (g) If and so long as the Company's obligations with respect to the redemption of the Senior Preferred Stock shall not fully be discharged, the Company shall not, directly or indirectly, make any cash payments to any holder (or any affiliate thereof) of, or declare or pay any cash dividend or make any distributions on, or purchase, redeem or retire, or satisfy any mandatory or optional redemption, sinking fund or other similar obligation in respect of, any Junior Securities or warrants, rights or options exercisable for any such Junior Securities (other than dividends or distributions payable solely in the same class or series of such Junior Securities, as the case may be, to holders thereof); provided, however, that nothing contained herein shall prohibit the Company from taking any such action with respect to Common Stock (or stock appreciation rights or rights or options exercisable for Common Stock) issued or granted to officers or other employees of the Company or any of its subsidiaries pursuant to any employee benefit plan of the Company as in effect on June 28, 2001, but only if such action is in accordance with and pursuant to the provisions of such plan;

     and, provided further, that the Company may pay (i) salaries, bonuses, expense reimbursements and other similar payments to its employees in the ordinary course of business, (ii) directors' fees and expense reimbursements, (iii) indemnification obligations owing by the Company to its directors and officers (whether under the Company's organizational documents, indemnification agreements or applicable law) and (iv) amounts payable under the Company's Management Consulting Agreement with TJC Management Corp., as in effect on the date hereof.

     1.6  VOTING RIGHTS

          Except as required by law or herein or any other provision of the Certificate of Incorporation of the Company, the holder of each outstanding share of Senior Preferred Stock shall not be entitled to vote on any matter submitted to a vote of stockholders. In the event that the Company fails to redeem the shares of Senior Preferred Stock then subject to redemption in accordance with paragraph 1.5, whether or not such payment is legally permissible, the number of directors constituting the Board of Directors shall automatically be increased by one director and the holders of Senior Preferred Stock shall have the right, voting separately as a single class with each share being entitled to one vote, to elect an individual to fill such newly created directorship and thereafter to fill any vacancy in such directorship. The director elected by the holders of Senior Preferred Stock shall have 51% of the total voting power of the Board of Directors. At any time that the conditions entitling the holders of Senior Preferred Stock to elect such director shall no longer exist, the Board of Directors shall automatically be reduced in size by one director and the term of the director elected by the holders of Senior Preferred Stock shall automatically terminate. The right of the holders of Senior Preferred Stock to elect an additional member of the Board of Directors shall continue until such time as all shares of Senior Preferred Stock required to be redeemed on the applicable Redemption Date shall have been redeemed. The right of the holders of Senior Preferred Stock to elect an additional member of the Board of Directors may be exercised by the holders of a majority of the outstanding shares of Senior Preferred Stock by action taken in writing or at a meeting of such holders called by any one of them upon the minimum notice required by law for special meetings of stockholders.

     1.7  OTHER RIGHTS AND AMENDMENTS

          Without the written consent of or the vote of holders of a majority of the outstanding shares of Senior Preferred Stock (voting as a class) at a meeting of the holders of Senior Preferred Stock called for such purpose, the Company will not (i) issue any other class or series of stock which is pari passu with, or entitled to a preference over, the Senior Preferred Stock with respect to any dividend or distribution or any liquidation, distribution of assets, dissolution or winding-up of the Company, or (ii) amend, alter, repeal or waive any provision of the Certificate of Incorporation so as to adversely affect the preferences, rights or powers of the Senior Preferred Stock; provided, however, that any such amendment that reduces the amount of dividend payable on or the liquidation or redemption price of shares of Senior Preferred Stock shall require the affirmative vote at a meeting called for such purpose, or written consent of, the holder of each share of Senior Preferred Stock.

          So long as at least 100 shares of Senior Preferred Stock are outstanding, the Company will furnish to the holders of such Senior Preferred Stock quarterly and annual financial reports if the Company is required to file such with the SEC under the Securities Exchange Act of 1934.

     1.8  ISSUANCE

          The Company will not issue more than 1,000 shares of Senior Preferred Stock, together with such number of Additional Shares as may be issued in lieu of cash dividends in accordance with paragraph 1.2. The Company may issue fractional shares of Senior Preferred Stock.

     1.9  GENERAL PROVISIONS

               (a) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

               (b) Each holder of Senior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, and redemption and repurchase of, such securities by the Company are subject to restrictions and prohibitions contained in certain credit agreements, indentures and other agreements to which the Company is a party.

               (c) The following terms (except as otherwise expressly provided or unless the context clearly requires) for all purposes of this Certificate shall have the meanings specified below:

          "Junior Securities" means, collectively, the Common Stock, the Junior Class A PIK Preferred Stock and the Junior Class B PIK Preferred Stock of the Company or any other series of stock issued by the Company ranking junior to the Senior Preferred Stock in payment of dividends or upon dissolution, liquidation or winding up of the Company.

          "Person" as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

               (d) Terms used herein and not otherwise defined shall have the same meanings specified in the Certificate of Incorporation as amended from time to time.

          IN WITNESS WHEREOF, this Amended and Restated Certificate has been executed and attested by the undersigned on June 28, 2001.


                                        /s/ Ted A. Shepherd
                                        ----------------------------------------
                                        Ted A. Shepherd, President

Attest:


/s/ Richard J. Anglin
----------------------------------
Richard J. Anglin, Secretary

                           CERTIFICATE OF DESIGNATION
                                       OF
                       JUNIOR CLASS A PIK PREFERRED STOCK
                                       OF
                            FANNIE MAY HOLDINGS, INC.

                     Pursuant to Section 151 of the Delaware
                             General Corporation Law


          The undersigned, Vice President and Assistant Secretary, respectively, of FANNIE MAY HOLDINGS, INC., a Delaware corporation (the "Company"), certify that pursuant to authority granted to and vested in the Board of Directors of the Company by the provisions of the Certificate of Incorporation of the Company, the Board of Directors has adopted the following resolution creating a series of Preferred Stock of the Company designated as the Junior Class A PIK Preferred Stock:

               RESOLVED, by the Board of Directors of Fannie May Holdings, Inc., a Delaware corporation (the "Company"), that pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of the Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of authorized Preferred Stock, without par value, of the Company (such series being hereinafter sometimes called the Junior Class A PIK Preferred Stock), and authorizes the issuance thereof, and hereby fixes the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the designation, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Company, which are applicable to the Preferred Stock of all series) as follows:

     1.1  DESIGNATION AND AMOUNT

          The shares of such series shall be designated Junior Class A PIK Preferred Stock and the number of shares constituting such series shall initially be 625.

     1.2  DIVIDENDS

          The holders of shares of Junior Class A PIK Preferred Stock shall be entitled to receive, out of the assets of the Company legally available therefor and as and when declared by the Board of Directors, dividends at the rate of $2,000 per share per annum, payable annually on the first business day of the month of November in each year, (each a "Dividend Payment Date") commencing November 1, 1992 to Stockholders of record as of each such date until the Junior Class A PIK Preferred Stock is redeemed as hereinafter provided.

          At the option of the Company and except as provided below, all of such dividends may be paid, instead of in cash, in whole or in part, on declaration of the Board of Directors, in additional shares of Junior Class A PIK Preferred Stock (the "Additional Shares") on any or all Dividend Payment Dates. To the extent dividends are paid in Additional Shares, such Additional Shares shall be valued at $25,000 per share with a liquidation value of $25,000 per share and shall have dividends payable annually at the rate specified in the next preceding paragraph, subject to the option of the Company to pay such dividends in Additional Shares in lieu of cash on any or all Dividend Payment Dates.

          Dividends shall accrue from the date of original issue of the Junior Class A PIK Preferred Stock, except that dividends on Additional Shares shall accrue from the date such Additional Shares are issued. Dividends which are not paid in full will cumulate as if dividends had been paid on the relevant Dividend Payment Date in Additional Shares and such Additional Shares will be deemed to be outstanding on each succeeding Dividend Payment Date until such accumulated annual dividends shall have been declared and paid in cash or in Additional Shares. Any such declaration may be for a portion, or all, of the then accumulated dividends. To the extent that all or any part of dividends in Additional Shares would result in the issuance of a fractional Additional Share (which shall be determined with respect to the aggregate number of shares of Junior Class A PIK Prefer Stock held, or deemed to be held, of record by each holder) then such amount shall be paid in cash or shall be paid in fractions of Additional Shares based on a value of $25,000 per share.

          No dividend may be paid or declared and set apart for payment on any share of Junior Class A PIK Preferred Stock unless at the same time a ratable dividend in cash or Additional Shares is paid or set apart for payment on all shares of Junior Class A PIK Preferred Stock then outstanding.

     1.3  LIQUIDATION RIGHTS

          Preference on Liquidation, etc. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, before any payment or distribution of the assets of the Company (whether capital or surplus) or proceeds thereof, shall be made to or set apart for the holders of shares of any Junior Securities but after all the Senior Preferred Stock shall have been redeemed in cash in full, the holders of shares of

     Junior Class A PIK Preferred Stock not then redeemed shall be entitled to receive payment of $25,000 per share held by them, plus an amount equal to all accrued and unpaid dividends thereon, whether or not declared, to the data of such payment. If, upon any liquidation, dissolution or winding-up of the Company, the assets of the Company, or proceeds thereof, distributed among the holders of shares of Junior Class A PIK Preferred Stock shall be insufficient to pay in full the respective preferential amounts on shares of Junior Class A PIK Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Junior Class A PIK Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. After payment of the full amount of the liquidation preference to which the holders of Senior Preferred Stock are entitled and then payment of the full amount of the liquidation preference to which the holders of the Junior Class A PIK Preferred Stock are entitled, the holders of the Junior Class A PIK Preferred Stock will not be entitled to any further participation in any distribution of assets of the Company. For the purposes of this paragraph 1.3, the merger or the consolidation of the Company into or with another corporation or the merger or consolidation of any other corporation (other than a wholly owned subsidiary) into or with the Company or the sale, transfer or other disposition of all or substantially all the assets of the Company, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Company.

     1.4  RETIREMENT OF SHARES

          Shares of Junior Class A PIK Preferred Stock which have been issued and have been redeemed, repurchased or reacquired in any manner by the Company shall be retired and not reissued and shall resume the status of authorized but unissued and non-designated shares of Preferred Stock of the Company.

     1.5  REDEMPTION

               (a) Provided all of the shares of Senior Preferred Stock have been redeemed for cash, with all dividends accrued thereon, and such redemption is not then prohibited by any agreement to which the Corporation is then a party, the shares of Junior Class A PIK Preferred Stock (i) may be redeemed at any time at the Company's option, at $25,000 per share, plus in each case all accrued and unpaid dividends thereon, whether or not declared, to the date of redemption, and (ii) shall be redeemed in accordance with the provisions of Section 2.7 of the Securities Purchase Agreement by and among the Company, FMCAN Acquisition Corp., an Illinois corporation, and the purchasers thereunder pursuant to which the Company initially issued its Junior Class A PIK Preferred Stock, as from time to time amended. If less than all the shares of Junior Class A PIK Preferred Stock are to be redeemed, the shares to be redeemed will be redeemed on a pro rata basis. For purposes of this Section 1.5(a), dividends shall be deemed to accrue at the rate of $5.50 per share per day prior to their declaration.

               (b) All shares of Junior Class A PIK Preferred Stock not theretofore redeemed, shall be redeemed by payment of cash on the Dividend Payment Date occurring in 2001 at $25,000 per share plus all accrued and unpaid dividends thereon, whether or not declared, to the date of redemption, subject to the applicable provisions of law.

               (c) The Company shall cause to be mailed to each of the holders of Junior Class A PIK Preferred Stock to be redeemed, at their last addresses as they shall appear upon the Preferred Stock Register, at least 15 days and not more than 90 days prior to the record date of such redemption, a notice stating the date on which such redemption is expected to take place (the "Redemption Date"). Except as otherwise required by applicable law, the failure to give any such notice, or any defect therein, shall not affect the validity of such a redemption.

               (d) On or after the Redemption Date, the holders of shares of Junior Class A PIK Preferred Stock which have been redeemed shall surrender their certificates representing such shares to the Company at its principal place of business or as otherwise notified, and thereupon the redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. From and after the Redemption Date, all rights of the holders of such redeemed shares of Junior Class A PIK Preferred Stock, except the right to receive the redemption price together with an amount equal to all accrued and unpaid dividends to the date of redemption without interest upon surrender of their certificate or certificates, shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

     1.6  VOTING RIGHTS

          Except as required by law or herein or any other provision of the Certificate of Incorporation of the Company, the holder of each outstanding share of Junior Class A PIK Preferred Stock shall not be entitled to vote on any matter submitted to a vote of stockholders.

     1.7  OTHER RIGHTS AND AMENDMENTS

          Without the written consent of or the vote of holders of a majority of the outstanding shares of Junior Class A PIK Preferred Stock (voting as a class) at a meeting of the holders of Junior Class A PIK Preferred Stock called for such purpose, the Company will not (i) issue any other class or series of stock which is pari passu with, or entitled to a preference over, the Junior Class A PIK Preferred Stock with respect to any dividend or distribution or any liquidation, distribution of assets, dissolution or winding-up of the Company, except the 1,500 shares of Senior Preferred Stock described in the Certificate of Designation dated October 25, 1991 adopted pursuant to Section 151 of the Delaware General Corporation Law by the directors of the Company, or (ii) amend, alter, repeal or waive any provision of the Certificate of Incorporation so as to adversely affect the preferences, rights or powers of the Junior Class A PIK Preferred Stock; provided, however, that any such amendment that reduces the amount of dividend payable on or the liquidation or redemption price of shares of Junior Class A PIK Preferred Stock shall require the affirmative vote at a meeting called for such purpose, or written consent of, the holder of each share of Junior Class A PIK Preferred Stock.

          So long as at least 100 shares of Junior Class A PIK Preferred Stock are outstanding, the Company will furnish to the holders of such Junior Class A PIK Preferred Stock quarterly and annual financial reports if the Company is required to file such with the SEC under the Securities Exchange Act of 1934.

     1.8  ISSUANCE

          The Company will not issue more than 300 shares of Junior Class A PIK Preferred Stock, together with such number of Additional Shares as may be issued in lieu of cash dividends in accordance with paragraph 1.2.

     1.9  GENERAL PROVISIONS

               (a) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

               (b) Each holder of Junior Class A PIK Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, and redemption and repurchase of, such securities by the Company are subject to restrictions and prohibitions contained in certain credit agreements, indentures and other agreements to which the Company is a party.

               (c) The following terms (except as otherwise expressly provided or unless the context clearly requires) for all purposes of this Certificate shall have the meanings specified below:

          "Junior Securities" means, collectively, the Common Stock, $.01 par value, and the Junior Class B PIK Preferred Stock, without par value, of the Company or any other series of stock issued by the Company ranking junior to the Junior Class A PIK Preferred Stock in payment of dividends or upon dissolution, liquidation or winding up of the Company.

          "Person" as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

     IN WITNESS WHEREOF, this Certificate has been executed and attested by the undersigned on October 28, 1991.


                                        /s/ Adam E. Max
                                        ----------------------------------------
                                        Vice President


Attest:


/s/ Herbert B. Max
----------------------------------
     Assistant Secretary


6999c

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION


     Fannie May Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby certify as follows:

     FIRST: By Unanimous Written Consent, the Corporation's Board of Directors adopted resolutions approving a proposed amendment (the "AMENDMENT") to the Corporation's Certificate of Designation of Junior Class A PIK Preferred Stock. The resolutions approving the Amendment are as follows:

          RESOLVED FURTHER, that the Corporation's Certificate of Incorporation be amended by amending Paragraph 1.5(b) of the Certificate of Designation of Junior Class A PIK Preferred Stock so that, as amended, Paragraph 1.5(b) thereof shall be and read as follows:

               "All shares of Junior Class A PIK Preferred Stock not theretofore redeemed shall be redeemed by payment of cash on March 15, 2006 at $25,000 per share plus all accrued and unpaid dividends thereon, whether or not declared, to the date of redemption, subject to the applicable provisions of law."; and

          RESOLVED FURTHER, that the officers of the Corporation are, and each of them hereby is, authorized and directed to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered such other instruments and documents, in the name and on behalf of the Corporation, and to pay all fees and expenses as they shall deem necessary, proper or advisable in order to carry out fully the purpose and intent of the foregoing resolution.

     SECOND: By Unanimous Written Consent, the holders of all of the outstanding shares of Junior Class A PIK Preferred Stock of the Corporation approved the Amendment.

     THIRD: The Amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed as of the 28th day of June, 2001.


                                        FANNIE MAY HOLDINGS, INC.


                                        By: /s/ Ted A. Shepherd
                                            ------------------------------------
                                        Name:   Ted A. Shepherd
                                              ----------------------------------
                                        Title:  President
                                               ---------------------------------


ATTEST:


By: /s/ Richard J. Anglin
    ------------------------------
Name:   Richard J. Anglin
      ----------------------------
Title:  Vice President and CFO
       ---------------------------

                           CERTIFICATE OF DESIGNATION
                                       OF
                       JUNIOR CLASS B PIK PREFERRED STOCK
                                       OF
                            FANNIE MAY HOLDINGS, INC.

                     Pursuant to Section 151 of the Delaware
                             General Corporation Law


          The undersigned, Vice President and Assistant Secretary, respectively, of FANNIE MAY HOLDINGS, INC., a Delaware corporation (the "Company"), certify that pursuant to authority granted to and vested in the Board of Directors of the Company by the provisions of the Certificate of Incorporation of the Company, the Board of Directors has adopted the following resolution creating a series of Preferred Stock of the Company designated as the Junior Class B PIK Preferred Stock:

               RESOLVED, by the Board of Directors of Fannie May Holdings, Inc., a Delaware corporation (the "Company"), that pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of the Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of authorized Preferred Stock, without par value, of the Company (such series being hereinafter sometimes called the Junior Class B PIK Preferred Stock), and authorizes the issuance thereof, and hereby fixes the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof (in addition to the designation, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Company, which are applicable to the Preferred Stock of all series) as follows:

     1.1  DESIGNATION AND AMOUNT

          The shares of such Series shall be designated Junior Class B PIK Preferred Stock and the number of shares constituting such series shall initially be 62.

     1.2  DIVIDENDS

          The holders of shares of Junior Class B PIK Preferred Stock shall be entitled to receive, out of the assets of the Company legally available therefor and as and when declared by the Board of Directors, dividends at the rate of $2,000 per share per annum, payable annually on the first business day of the month of November in each year, (each a "Dividend Payment Date") commencing November 15, 1992 to Stockholders of record as of each such date until the Junior Class B PIK Preferred Stock is redeemed as hereinafter provided.

          All of such dividends shall be paid, instead of in cash, in whole or in part on declaration of the Board of Directors, in additional shares of Junior Class B PIK Preferred Stock (the "Additional Shares") on any or all Dividend Payment Dates. To the extent dividends are paid in Additional Shares, such Additional Shares shall be valued at $25,000 per share with a liquidation value of $25,000 per share and shall have dividends payable annually at the rate specified in the next preceding paragraph.

          Dividends shall accrue from the date of original issue of the Junior Class B PIK Preferred Stock, except that dividends on Additional Shares shall accrue from the date such Additional Shares are issued. Dividends which are not paid in full will cumulate as if dividends had been paid on the relevant Dividend Payment Date in Additional Shares and such Additional Shares will be deemed to be outstanding on each succeeding Dividend Payment Date until such accumulated annual dividends shall have been declared and paid in cash or in Additional Shares. Any such declaration may be for a portion, or all, of the then accumulated dividends. To the extent that all or any part of dividends in Additional Shares would result in the issuance of a fractional Additional Share (which shall be determined with respect to the aggregate number of shares of Junior Class B PIK Preferred Stock held, or deemed to he held, of record by each holder) then such amount shall be paid in fractions of Additional Shares based on a value of $25,000 per share.

          No dividend may be paid or declared and set apart for payment on any share of Junior Class B PIK Preferred Stock unless at the same time a ratable dividend in cash or Additional Shares is paid or set apart for payment on all shares of Senior Preferred Stock and Junior Class A PIK Preferred Stock then outstanding.

     1.3  LIQUIDATION RIGHTS

          Preference on Liquidation, etc. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, before any payment or distribution of the assets of the Company (whether capital or surplus) or proceeds thereof, shall be made to or set apart for the holders of shares of any Junior Securities but after all the Senior Preferred Stock and Junior Class A PIK Preferred stock shall have been redeemed in cash in full, the holders of shares of Junior Class B PIK Preferred Stock not then redeemed shall be entitled to receive payment of $25,000 per share held by them, plus an amount equal to all accrued and unpaid dividends thereon, whether or not declared, to the date of such payment. If, upon any liquidation, dissolution or winding-up of the Company, the assets of the Company, or proceeds thereof, distributed among the holders of shares of Junior Class B PIK Preferred Stock shall be insufficient to pay in full the respective preferential amounts on shares of Junior Class B PIK Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Junior Class B PIK Preferred Stock ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. After payment of the full amount of the liquidation preference to which the holders of Senior Preferred Stock and then the Junior Class A PIK Preferred Stock are entitled and then payment of the full amount of the liquidation preference to which the holders of the Junior Class B PIK Preferred Stock are entitled, the holders of the Junior Class B PIK Preferred Stock will not be entitled to any further participation in any distribution of assets of the Company. For the purposes of this paragraph 1.3, the merger or the consolidation of the Company into or with another corporation or the merger or consolidation of any other corporation (other than a wholly owned subsidiary) into or with the Company or the sale, transfer or other disposition of all or substantially all the assets of the Company, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Company.

     1.4  RETIREMENT OF SHARES

          Shares of Junior Class B PIK Preferred Stock which have been issued and have been redeemed, repurchased or reacquired in any manner by the Company shall be retired and not reissued and shall resume the status of authorized but unissued and non-designated shares of Preferred Stock of the Company.

     1.5  REDEMPTION

          (a) Provided all of the shares of Senior Preferred Stock and the Junior Class A PIK Preferred Stock have theretofore been redeemed in full for cash, with all dividends accrued thereon, and such redemption is not then prohibited by any agreement to which the Corporation is then a party, the shares of Junior Class B PIK Preferred Stock may be redeemed at any time at the Company's option, at $25,000 per share, plus in each case all accrued and unpaid dividends thereon, whether or not declared, to date of redemption. If less than all the shares of Junior Class B PIK Preferred

     Stock are to be redeemed, the shares to be redeemed will be redeemed, at the Company's option, (a) by lot or (b) on a pro rata basis.

          (b) All shares of Junior Class B PIK Preferred Stock not theretofore redeemed, shall be redeemed by payment of cash on the Dividend Payment Date occurring in 2001 at $25,000 per share plus all accrued and unpaid dividends thereon, whether or not declared, to the date of redemption, subject to the applicable provisions of law.

          (c) The Company shall cause to be mailed to each of the holders of Junior Class B PIK Preferred Stock to be redeemed, at their last addresses as they shall appear upon the Preferred Stock Register, at least 15 days and not more than 90 days prior to the record date of such redemption, a notice stating the date on which such redemption is expected to take place (the "Redemption Date"). Except as otherwise required by applicable law, the failure to give any such notice, or any defect therein, shall not affect the validity of such a redemption.

          (d) On or after the Redemption Date, the holders of shares of Junior Class B PIK Preferred Stock which have been redeemed shall surrender their certificates representing such shares to the Company at its principal place of business or as otherwise notified, and thereupon the redemption price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. From and after the Redemption Date, all rights of the holders of such redeemed shares of Junior Class B PIK Preferred Stock, except the right to receive the redemption price together with an amount equal to all accrued and unpaid dividends to the date of redemption without interest upon surrender of their certificate or certificates, shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

     1.6  VOTING RIGHTS

          Except as required by law or any other provision of the Certificate of Incorporation of the Company, the holder of each outstanding share of Junior Class B PIK Preferred Stock shall not be entitled to vote on any matter submitted to a vote of stockholders.

     1.7  OTHER RIGHTS AND AMENDMENTS

          Without the written consent of or the vote of holders of a majority of the outstanding shares of Junior Class B PIK Preferred Stock (voting as a class) at a meeting of the holders of Junior Class B PIK Preferred Stock called for such purpose, the Company will not (i) issue any other class or series of stock which is pari passu with, or entitled to a preference over, the Junior Class B PIK Preferred Stock with respect to any dividend or distribution or any liquidation, distribution of assets, dissolution or winding-up of the Company, including without limitation the 1,500 shares of Senior Preferred Stock and the 650 shares of Junior Class A PIK Preferred Stock, each as described in the respective Certificates of Designation dated October 25, 1991 adopted pursuant to Section 151 of the Delaware General Corporation Law by the directors of the Company, or (ii) amend, alter, repeal or waive any provision of the Certificate of Incorporation so as to adversely affect the preferences, rights or powers of the Junior Class B PIK Preferred Stock including any such amendment that reduces the amount of dividend payable on or the liquidation or redemption price of shares of Junior Class B PIK Preferred Stock none of which amendments or actions shall require the vote or written consent of, the holders of Junior Class B PIK Preferred Stock.

     1.8  ISSUANCE

          The Company will not issue more then 30 shares of Junior Class B PIK Preferred Stock, together with such number of Additional Shares as may be issued in lieu of cash dividends in accordance with paragraph 1.2.

     1.9  GENERAL PROVISIONS

          (a) The headings of the paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

          (b) Each holder of Junior Class B PIK Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, and redemption and repurchase of, such securities by the Company are subject to restrictions and prohibitions contained is certain credit agreements, indentures and other agreements to which the Company is a party.

          (c) The following terms (except as otherwise expressly provided or unless context clearly requires) for all purposes of this Certificate shall have the meanings specified below:

          "Junior Securities" means, collectively, the Common Stock, $.0l par value, of the Company or any other series of stock issued by the Company ranking junior to the Junior Class B PIK Preferred Stock in payment of dividends or upon dissolution, liquidation or winding up of the Company.

          "Person" as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

     IN WITNESS THEREOF, this Certificate bas been executed and attested by the undersigned on October 28, 1991.


                                        /s/ Adam E. Max
                                        ----------------------------------------
                                                  Vice President


Attest:

/s/ Herbert B. Max
----------------------------------
     Assistant Secretary


7078c

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION


     Fannie May Holdings, Inc., a Delaware corporation (the "Corporation"), does hereby certify as follows:

     FIRST: By Unanimous Written Consent, the Corporation's Board of Directors adopted resolutions approving a proposed amendment (the "AMENDMENT") to the Corporation's Certificate of Designation of Junior Class B PIK Preferred Stock. The resolutions approving the Amendment are as follows:

          RESOLVED FURTHER, that the Corporation's Certificate of Incorporation be amended by amending Paragraph 1.5(b) of the Certificate of Designation of Junior Class B PIK Preferred Stock so that, as amended, Paragraph 1.5(b) thereof shall be and read as follows:

               "All shares of Junior Class B PIK Preferred Stock not theretofore redeemed shall be redeemed by payment of cash on March 15, 2006 at $25,000 per share plus all accrued and unpaid dividends thereon, whether or not declared, to the date of redemption, subject to the applicable provisions of law."; and

          RESOLVED FURTHER, that the officers of the Corporation are, and each of them hereby is, authorized and directed to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered such other instruments and documents, in the name and on behalf of the Corporation, and to pay all fees and expenses as they shall deem necessary, proper or advisable in order to carry out fully the purpose and intent of the foregoing resolution.

     SECOND: By Unanimous Written Consent, the holders of all of the outstanding shares of Junior Class B PIK Preferred Stock of the Corporation approved the Amendment.

     THIRD: The Amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed as of the 28th day of June, 2001.


                                        FANNIE MAY HOLDINGS, INC.


                                        By: /s/ Ted A. Shepherd
                                            ------------------------------------
                                        Name:   Ted A. Shepherd
                                              ----------------------------------
                                        Title:  President
                                               ---------------------------------


ATTEST:


By: /s/ Richard J. Anglin
----------------------------------
Name:   Richard J. Anglin
      ----------------------------
Title:  Vice President and CFO
       ---------------------------